© Fifth Third Bank | All Rights Reserved
Barclays Global
Financial Services Conference
Kevin T. Kabat
Vice Chairman & Chief Executive Officer
September 10, 2013
Please refer to earnings release dated July 18, 2013
and 10-Q dated August 7, 2013 for further information
Exhibit 99.1

© Fifth Third Bank | All Rights Reserved
A strong franchise delivering value
• Commitment to improving
franchise value
• Maintain balanced view of
managing expenses and making
investments for the long term
• Orient business around strong
employee engagement and
dedication to customer experience
• Foster culture of innovation to
respond to new banking landscape
1.26%
+19%
13.7%
Diluted
earnings per
share vs 2Q12
Return on
Average
Assets
Return on
Average Tangible
Common Equity*
Note: Results above exclude $318 million and $56 million of Vantiv-related items in 2Q13 and 2Q12, respectively.
* Non-GAAP measure; see Reg. G reconciliation in appendix.
+19%
Noninterest
income vs 2Q12

163
198
2Q12
2Q13

46.9
50.5
2Q12
2Q13

25.5
26.6
2Q12
2Q13

83
127
2009
2012

2009
2012

21.7
25.2
2009
2012

42.9
45.7
2Q12
2Q13

4.6
5.2
2Q12
2Q13

© Fifth Third Bank | All Rights Reserved
Strong core businesses driving quality,
consistent earnings
Commercial
bank
Consumer
lending
Branch
banking
• Expertise in treasury management, capital
markets, and specialized verticals combined
with leverage of affiliate operating model
• Flexible business that can be adjusted
quickly as environment changes,
providing greater contribution due to
through-the-cycle investments
• Listening to voice of customer and
responding with enhanced channels and
products to meet consumer preferences
Note: Retail cross sell service set includes Checking, Savings, CD, Home Equity, Direct/Indirect Loan, Mortgage (incl EHR), Credit Card, Annuity, Brokerage,  Insurance,
Early Access, Debt Protection, ID Alert, Debit Card, Access 360, Online Bill Pay, Direct Deposit, Mobile Banking and Internet Banking. Households with Access 360 only are not included.
Avg Bancorp cons deposits
($MM)
Retail cross sell
Coml bank net income
($MM)
Investment
Advisors
• Investment and retirement focus driving
wealth management and brokerage brand
through differentiated sales, products,
and services
Assets under mgmt
($B)
Retail brokerage revenue
($MM)
Indirect auto footprint Mortgage originations
($B)
36 states
45 states
Avg Bancorp coml loans
($MM) - HFI

© Fifth Third Bank | All Rights Reserved
Commercial Bank – Executing on key strategies
Healthcare
• Full suite of products
designed to meet full
range of healthcare
clients’ needs
• Innovative cash
management solutions
simplify cash handling
and improve cash flow
Currency Processing
Solutions
Segment
Specialization
Energy
• Launched in 3Q12
• Focused on production
(upstream / downstream)
Commercial Real Estate
• Centralized group focused
on select opportunities
• Target clients:
businesses that
generate $500mm to
$2B in revenue
• “Lead left” strategy
• Investments in capital
markets capabilities
Mid-Corporate
• Streamline processes,
reduce costs and
maximize convenience
Commercial Card
Solutions
CONSULTATIVE SALES APPROACH
Treasury
Management
Capabilities
Industry
Specialization

+15% YoY; +3% QoQ

+4% YoY; +7% QoQ

$250
$200
$150
$100
$50
$0
$181
$199
$205
13
13
55
15
23
63
14
23
61
14
25
61
15
25
61
14
26
63
1H11
1H12
1H13

© Fifth Third Bank | All Rights Reserved
Corporate banking business generating growth
• Solid results in our commercial business
• Reflects investments in mid-corporate space and verticals
(i.e. healthcare and energy)
• C&I production broad based across industries and
sectors; reflects particular strength in healthcare and
manufacturing industries
• Growth in corporate banking revenue driven by
investments in capital markets capabilities as well as
increased syndication fees, derivatives revenue and
business lending fees
C&I Portfolio^ ($B)
^ Presented on an average basis; Excluding held-for-sale loans.
* Growth in commercial deposit fees compared with YTD results of prior year.
Corporate banking
revenue ($MM)
Commercial deposit fees
% growth*
Corporate banking revenue ($MM)
32.7
36.4
37.6
$25
$27
$29
$31
$33
$35
$37
$39
2Q12 1Q13 2Q13
102
99
106
$75
$80
$85
$90
$95
$100
$105
$110
2Q12 1Q13 2Q13
+2%
+7%
+5%
0%
1%
2%
3%
4%
5%
6%
7%
8%
1H11 1H12 1H13
Letter of Credit / FX Institutional Sales
Interest Rate Derivatives Business Lending Fees
Syndications Other Corporate Banking

FIFTH THIRD BANK

real life rewards
DUO
5412 7501 2345 0987
WORLD
12/15
YOUR NAME HERE
MasterCard

ACCESS
360°
FIFTH THIRD BANK
5328 2801 2345 0987
00/00
YOUR NAME HERE
Debit
MasterCard

© Fifth Third Bank | All Rights Reserved
Repositioning consumer bank
with investments and strategic changes
Card innovation
New products that fit the way
customers choose to bank
Simplified deposit products
• Straightforward,  easy to use
accounts
• Reduced complexity
• Elimination of certain fees
• Total relationship earns better
rates and lower costs
• Compatible with Fifth Third’s
strategic direction and new
regulatory landscape
Fully converted 2.1 million households
by the end of the second quarter
Capitalized on the downturn to
capture our fair share
Mortgage origination ranking*
#16 #12
2009 1H13
Improve share of wallet and
household penetration
• Product bundles to build full
relationship
• Invest in developing our sales
force, support staff, and self-
service channels
• Target high value segments
and capture the total
relationship
Provide Differentiated Customer Experience
• Affiliate model provides
localized, high touch service
• Integrated systems to facilitate
team sales across products
and departments
• Consultative sales approach
using Financial Needs
Assessment
Indirect auto originator
Prime Bank Rank by Units Financed
^
#5
2012
Behind
Wells Fargo, Chase,
Bank of America, and TD
^ Source: Experian Auto Count. Loans (not leases) originated by franchised dealers. Prime banks only - excludes captives and non primes. Capital One is excluded because they are primarily non-prime. Ally is excluded because they were primarily a captive.
* Source: Inside Mortgage Finance

© Fifth Third Bank | All Rights Reserved
Repositioning consumer bank
with investments and strategic changes
Consumer deposit activity
Enhanced distribution capabilities for customers to access our products and services
Online banking Mobile banking
Alternative channel delivery
Consumer segment net income ($MM)
Investments showing up in
stronger consumer segment results
Improve efficiency by optimizing branch operating model
% of checking households with
Branch
ATM
Mobile
Transaction volume by channel
$129
$83
Micro branch format
77%
18%
5%
2009 2Q13
47%
50%
2011 2Q13
9%
19%
2Q12 3Q12 4Q12 1Q13 2Q13
Branch Banking Consumer Lending

FIFTH THIRD BANK

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
USB
MTB
WFC
BBT
PNC
FITB^
HBAN
STI
RF
KEY
CMA
ZION

FITB
Peer Median
FITB
Peer Median

Strong revenue and profit generation
2Q13 returns strong relative to peers
ROAA
ROATCE
• Business mix provides higher than average
diversity between spread and fee revenues
• Relatively strong margin and relatively high
fee income contribution drives strong
profitability despite interest rate environment
2Q13 PPNR* / Average Assets
Peer med. 1.7%
Significant purchase
accounting benefit
21.1%
1.94%
Adjusted^
As reported
NII
Fee income as % of 2Q13 revenue^^
Fee
income
46%
54%
©
Fifth Third Bank | All Rights Reserved
1.35%
1.08%
14.7%
12.3%
2.1%
Source: SNL Financial and Company Reports. Data as of 2Q13. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
PPNR and ROATCE are Non-GAAP measures. See Reg. G reconciliation in appendix.
* Excludes securities gains / losses for FITB and peers.
^ See Page 15 in the Appendix for adjustments.
^^ Excludes $242 million gain on the sale of Vantiv shares and a $76 million positive valuation adjustment on the Vantiv warrants.

© Fifth Third Bank | All Rights Reserved
Adaptive and responsive to near-term concerns
• Increase in mortgage rates
• Waning refinance boom
• Competitive pressure on industry margins
• Lower HARP volumes
Fifth Third has been prudent in addressing current rate environment
Mortgage environment Fifth Third’s position
• Actively managing variable expense in line with
revenue expectations
• Increased percentage of purchase volumes
• Continued cross-sell benefit
• Maintaining larger market share compared with
prior to mortgage cycle
• Prolonged low-rate environment on the short
end of the yield curve
• Rise in long-term interest rates
• Coupons on new fixed rate loan originations
converging with portfolio avg. coupons (~40%
of loan book is fixed)
• Expect 2H13 NII to benefit from loan growth,
impact of higher rates on securities portfolio,
partially offset by continued loan repricing
• Increase in short-term LIBOR rates key driver
for long-term upside on NII and NIM
Interest rate environment Fifth Third’s position

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Disciplined expense management
Expense trend ($MM)
* Non-recurring items listed on page 15 in the appendix.
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
Reported expense $937 $1,006 $1,163 $978 $1,035
Non-recurring items*:
Decreasing Expense $18 $5 -- $9 $2
Increasing Expense -- ($55) ($173) ($9) ($60)
Adjusted Expense $955 $956 $990 $978 $977
59%
64%
65%
60%
53%
62%
61%
60%
62%
60%
Efficiency Ratio Adjusted*
• Long-term target for mid-50% efficiency
ratio in normalized environment
$600
$700
$800
$900
$1,000
$1,100
$1,200
2Q12 3Q12 4Q12 1Q13 2Q13
Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term
Potential benefit of higher interest rates
in future
2Q12 3Q12 4Q12 1Q13 2Q13

© Fifth Third Bank | All Rights Reserved
Strong capital position and capital generation
support ability to return capital to shareholders
Total payout yield (5 quarters through 3/31/13)
Total payout yield for the period 01/01/12-03/31/13 uses stock price and market  cap as of 5/29/13.
Increased quarterly common stock dividend 38%
and repurchased 5.5% of outstanding common stock
5.0%
(Unofficial
CCAR
supervisory
reference
minimum)
~$1.2 billion in capital returned
to common shareholders
(5 quarters through 3/31/13)
$175MM
Vantiv-related
repurchases
$600MM
other
repurchases
$421MM
dividends
7.0% (2019
Basel III
buffered
minimum)
4.5% (2015
Basel III
minimum)
2Q13 Tier 1 common / RWA
$0
$200
$400
$600
$800
$1,000
$1,200
2012 CCAR
9.4
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Basel I
9.1
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Basel III
7.3%
7.0%
6.4%
5.4%
5.3%
4.8%
3.3%
3.3%
3.1%
0.8%
0.6%
0.5%
0.2%
0%
1%
2%
3%
4%
5%
6%
7%
8%
FITB CMA USB HBAN KEY WFC PNC MTB BBT STI COF RF ZION

© Fifth Third Bank | All Rights Reserved
Investment thesis
Strong profitability approaching target range for normalized environment
• Problem assets at very
low levels and strong
reserve coverage
• Capital levels solid
despite increased
payouts to shareholders
• Industry leader in earnings
power with strong returns
and efficient businesses
Strategic focus areas
• Targeted industry concentrations
• Robust product set
• Talent acquisition and training to
leverage investments
• Completed change in product suite and
customer migration - focus on value delivered
• Consultative, client-centric sales process
• Evolving distribution network given adoption
of mobile and internet
Driving Commercial Bank growth Adapting Consumer Bank for long term profitability

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,”
“trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,”
“might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the
Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries;
(18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks;
and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings*
PPNR trend
PPNR increased 39% from 1Q13 levels and increased 42% from prior year;
adjusted PPNR increased 5% sequentially and increased 6% from prior year.
PPNR reconciliation
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
Income before income taxes (U.S. GAAP) (a) $565 $503 $540 $591 $841
Add: Provision expense (U.S. GAAP) (b) 71 65 76 62 64
PPNR (a) + (b) $636 $568 $616 $653 $905
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) - - (157) - (242)
Valuation of 2009 Visa total return swap 11 1 15 7 5
Vantiv warrant & puts (56) 16 19 (34) (76)
Valuation of bank premises moved to HFS 17 - - - -
Litigation reserve additions in revenue 6 - - - -
Sale of certain Fifth Third funds - (13) - (7) -
BOLI settlement - - - - (10)
Securities (gains) / losses (3) (2) (2) (17) -
In noninterest expense:
Debt extinguishment (gains) / losses - 26 134 - -
Sale of certain Fifth Third funds - 2 - - -
FDIC insurance expense (9) - - - -
Gain on sale of affordable housing (8) (5) - (9) (2)
Litigation reserve additions in expense (1) 5 13 9 51
Adjusted PPNR $593 $598 $638 $602 $631
Credit-related items^^:
In noninterest income 17 14 13 10 6
In noninterest expense 40 59 68 24 35
Credit-adjusted PPNR** $650 $671 $719 $636 $672
*Non-GAAP measure.  See Reg. G reconciliation.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 of 2Q13 Earnings Presentation dated July 18, 2013 for detailed breakout of credit-related items.
Note: 2Q13, 4Q12, and 3Q12 also included mortgage repurchase reserve build of $9 million, $26 million, and $22 million, respectively related to additional guidance received from Freddie Mac.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the
Bancorp’s financial condition.

© Fifth Third Bank | All Rights Reserved
Consistent loan growth &
strengthened deposit profile
Loan balances ($B)
• Solid loan growth with disciplined
lending standards
• C&I and residential mortgage balance
growth more than offset run-off in both
home equity and commercial real estate
loans (CRE run-off continues to slow)
Average deposit balances ($B)
• Focus on core deposit growth in retail and
commercial franchises
– Improving customer satisfaction
– Building full relationships
– Offering competitive rates
• From prior year, average demand deposit
and money market deposit growth more
than offset a decline in average savings and
interest checking deposits
$82.4
$87.0
$82.6
$82.9
$83.9
$85.9
$86.7
2Q12 3Q12 4Q12 1Q13 2Q13
EOP loans HFI Avg loans HFI
$77.6 $77.5
$80.2
$80.9
$81.7
$82.0
$85.5
2Q12 3Q12 4Q12 1Q13 2Q13
Transaction deposits Other time deposits

FIFTH THIRD BANK

0.1%
0.2%
0.3%
0.3%
0.4%
0.4%
0.5%
0.6%
0.6%
0.7%
0.8%
0.8%
ZION CMA HBAN KEY MTB PNC FITB WFC STI USB BBT RF

0.5%
0.7%
0.9%
0.9%
1.0%
1.0%
1.1%
1.2%
1.3%
1.4%
1.5%
1.5%
1.8%
2.0%
2.2%
2.3%
COF USB HBAN STI BBT CMA FITB KEY JPM ZION MTB C PNC RF WFC BAC

2.2%
2.2%
2.0%
2.0%
2.0%
2.0%
1.8%
1.7%
1.7%
1.6%
1.4%
1.3%
RF ZION WFC FITB PNC USB HBAN STI BBT KEY MTB CMA

279%
222%
202%
199%
191%
186%
165%
158%
134%
130%
114%
109%
100%
96%
90%
USB C HBAN JPM FITB STI BBT ZION KEY CMA PNC RF BAC MTB WFC

© Fifth Third Bank | All Rights Reserved
Strong credit position
Continued decline in problem assets and corresponding decline in charge-offs combined with strong reserves on an absolute and relative basis
NPLs / Loans
Peer average: 1.4%
Reserves / Loans
Net charge-off ratio
Reserves / NPLs
Peer average: 156%
Peer average: 0.5%
Peer average: 1.8%
Source: SNL Financial and Company Reports. Data as of 2Q13. HFI NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION. COF Reserves/NPL ratio of 471% excluded due to absence of  NPLS in card lending

© Fifth Third Bank | All Rights Reserved
Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently evaluate opportunities to increase
density of franchise via disciplined
acquisitions or selective de novos
• Expect future acquisition opportunities
although activity likely to remain muted in
near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends*
• As previously indicated, target levels more
consistent with Fed’s near-term payout ratio
guidance of 30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.12 in 2Q13
Repurchases / Redemptions
*
• Common share repurchases to limit / manage growth of
excess capital levels
• 2013 CCAR included:
– Potential repurchase of ~$1.2B in common stock
(including repurchases related to already realized
Vantiv gains)
o
Repurchased $539MM of common shares in
2Q13
– Potential issuance of $1.05B in preferred stock
o
$593MM of preferred stock issued in 2Q13
Consistent and prudent capital management philosophy
Capital Retention / Deployment Capital Return
Conversion of $398MM in 8.5% convertible preferred
stock into ~35.5MM common shares – July 2013
Ability to repurchase shares in amount equal to any
future after-tax gains on sale of Vantiv shares

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2013 2013 2012 2012 2012
Income before income taxes (U.S. GAAP) $841 $591 $540 $503 $565
Add: Provision expense (U.S. GAAP) 64 62 76 65 71
Pre-provision net revenue (a) 905 653 616 568 636
Net income available to common shareholders (U.S. GAAP) 582                             413                             390                             354                             376
Add: Intangible amortization, net of tax 1                                 1                                 2                                 2                                 2
Tangible net income available to common shareholders 583                             414                             392                             356                             378
Tangible net income available to common shareholders (annualized) (b) 2,338                         1,679                         1,559                         1,416                         1,520
Average Bancorp shareholders' equity (U.S. GAAP) 14,221                       13,779                       13,855                       13,887                       13,628
Less: Average preferred stock (717)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (24)                              (26)                              (28)                              (31)                              (34)
Average tangible common equity (c) 11,064                       10,939                       11,012                       11,041                       10,779
Total Bancorp shareholders' equity (U.S. GAAP) 14,239                       13,882                       13,716                       13,718                       13,773
Less:  Preferred stock (991)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Intangible assets (23)                              (25)                              (27)                              (30)                              (33)
Tangible common equity, including unrealized gains / losses (d) 10,809                       11,043                       10,875                       10,873                       10,925
Less: Accumulated other comprehensive income / loss (149)                           (333)                           (375)                           (468)                           (454)
Tangible common equity, excluding unrealized gains / losses (e) 10,660                       10,710                       10,500                       10,405                       10,471
Total assets (U.S. GAAP) 123,360                     121,382                     121,894                     117,483                     117,543
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Intangible assets (23)                              (25)                              (27)                              (30)                              (33)
Tangible assets, including unrealized gains / losses (f) 120,921                     118,941                     119,451                     115,036                     115,093
Less: Accumulated other comprehensive income / loss, before tax (229)                           (512)                           (577)                           (720)                           (698)
Tangible assets, excluding unrealized gains / losses (g) 120,692                     118,429                     118,874                     114,316                     114,395
Common shares outstanding (h) 851                             875                             882                             897                             919
Ratios:
Return on average tangible common equity (b) / (c) 21.1% 15.4% 14.1% 12.8% 14.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.83% 9.03% 8.83% 9.10% 9.15%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.94% 9.28% 9.10% 9.45% 9.49%
Tangible book value per share (d) / (h) 12.69 12.62 12.33 12.12 11.89
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2013 2013 2012 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,239 $13,882 $13,716 $13,718 $13,773
Goodwill and certain other intangibles (2,496)                        (2,504)                        (2,499)                        (2,504)                        (2,512)
Unrealized gains (149)                           (333)                           (375)                           (468)                           (454)
Qualifying trust preferred securities 810                             810                             810                             810                             2,248
Other 22                               23                               33                               38                               38
Tier I capital 12,426                       11,878                       11,685                       11,594                       13,093
Less: Preferred stock (991)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (810)                           (810)                           (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (38)                              (38)                              (48)                              (51)                              (51)
Tier I common equity (a) 10,587                       10,632                       10,429                       10,335                       10,396
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 112,285                     109,626                     109,699                     106,858                     106,398
Ratio:
Tier I common equity (a) / (b) 9.43% 9.70% 9.51% 9.67% 9.77%
Basel III - Estimated Tier 1 common equity ratio
June
2013
Tier 1 common equity (Basel I) $10,587
Add: Adjustment related to Capital components $86
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $10,673
Add: Adjustment related to AOCI $149
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $10,822
Estimated risk-weighted assets under final Basel III rules (e) 117,366
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.09%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.22%
For the Three Months Ended
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.